SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 21, 1997

                       BIO FLUORESCENT TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

      0-19693                                                  87-0485320
(Commission File Number)                       (IRS Employer Identification No.)


                      7373 N. SCOTTSDALE ROAD, SUITE D-222
                           SCOTTSDALE, ARIZONA 85253
              (Address of Principal Executive Offices) (ZIP Code)

       Registrant's telephone number, including area code (602) 596-0269

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

1. Effective March 21, 1997, Bio Fluorescent Technologies, Inc.("the Company") accepted the resignation of its prior certifying accountants, Arthur Andersen LLP and retained as its new certifying accountants, J. Paul Kenote Certified Public Accountant, P.C. effective March 22, 1997. The decision to retain J. Paul Kenote Certified Public Accountant, P.C. was approved by the Company's Board of Directors.

2. Arthur Andersen's report on the Company's financial statements during the fiscal year ended December 31, 1995 contained no adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope or accounting principles except that:

          Arthur Andersen's report dated May 21, 1996 on the Company's financial statements for the year ended December 31, 1995 contained the following paragraph:

          "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in
          Note 1 to the financial statements, the Company is in the development stage and as a result had negative cash flow from operations for the year ended December 31, 1995. Furthermore, the Company has not obtained the financing required to fund its planned operations and as a result, has not made the payments required pursuant to a license agreement to which it is a party. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1. The financial statements do not include any adjustments relating to the recoverability and classification of assets carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern."

3. During fiscal year ended December 31, 1995 and the subsequent interim period to the date hereof, there were no disagreements between the Company and Arthur Andersen on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

4. During the Company's fiscal year ended December 31, 1995 and subsequent interim period to the date hereof, there have been no reportable events with Arthur Andersen as required by Item 304(a) 1c of Regulation S-B.

5. On March 22, 1997 the Company engaged J. Paul Kenote Certified Public Accountant, P.C. as its principal accountant to audit the Company's financial statements. During the Company's two most recent years and through March 21, 1997 the Company has not consulted with J. Paul Kenote concerning the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

6. The Company has requested Arthur Andersen LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen agrees with the statements contained in the second, third and fourth paragraphs above. A Copy of the letter from Arthur Andersen to the Securities and Exchange Commission is filed as Exhibit 1 hereto.

7. The Company has authorized Arthur Andersen LLP to respond fully to any inquires from J. Paul Kenote Certified Public Accountant, P.C.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       BIO FLUORESCENT TECHNOLOGIES, INC.



                          By: /s/  Jan J. Olivier
                          -----------------------
March 22, 1997                Jan J. Olivier
                              President